Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Our equity grant practices ensure all grants are made on fixed grant dates and at exercise prices or grant prices equal to the fair market value of our common stock on such dates. Equity grants are awarded under our stockholder approved plans, and we do not backdate, reprice, or grant equity awards retroactively. Our stockholder approved equity plans prohibit repricing of awards or exchanges of underwater stock options for cash or other securities without stockholder approval.
We have the following practices regarding equity compensation grants:
•It is the compensation committee’s policy to grant ordinary course annual equity awards on the day of the compensation committee’s regularly scheduled meeting held each year, which is scheduled approximately six months in advance. At the compensation committee meeting, the compensation committee approves each named executive officer’s equity award.
•The Company does not schedule its equity grants in anticipation of the release of material nonpublic information nor does the Company time the release of material nonpublic information based on grant dates of equity. In the event material nonpublic information becomes known to the compensation committee prior to granting an equity award, the compensation committee will take the existence of such information into consideration and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.
•Equity award accounting complies with generally accepted accounting principles in the United States and is transparently disclosed in our SEC filings.

Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false